UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 27, 2006

                                  EQUINIX, INC.
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             (Exact Name of Registrant as Specified in its Charter)


          Delaware                      000-31293               77-0487526
-------------------------------  ------------------------  ---------------------
(State or Other Jurisdiction of  (Commission File Number)    (I.R.S. Employer
        Incorporation)                                    Identification Number)


                           301 Velocity Way, 5th Floor
                          Foster City, California 94404
                                 (650) 513-7000
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      (Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

         On December 27, 2006, Equinix RP II, LLC ("Equinix RP"), a Delaware single member limited liability company wholly owned by Equinix Operating Co., Inc. ("Op Co"), a Delaware corporation and wholly-owned subsidiary of Equinix, Inc. ("Equinix"), entered into a modification agreement to amend (the "Amendment") its Loan and Security Agreement and Note (the "Mortgage") dated as of December 21, 2005 with SFT I, Inc., a Delaware corporation ("Lender"). The Amendment increases the loan secured by the Mortgage (the "Loan") by $40 million to a total of $100 million. The Loan remains secured by the 32 acre Beaumeade Business Park owned by Equinix RP in Ashburn, Virginia. The original Loan term remains unchanged at 20 years with an annual fixed interest rate of 8.00%. Equinix's guaranty of certain of the Loan obligations was reaffirmed in connection with the Amendment. Lender (or its affiliates) also owns a data center located in El Segundo, California leased by Op Co, and unimproved land in San Jose, California also leased by Op Co. A copy of the related press release is attached hereto as Exhibit 99.1.

         On December 27, 2006, Equinix ("Assignor") and Op Co ("Assignee") also entered into an Assignment and Assumption of Lease (the "Assignment") with Equinix RP ("Landlord"). The Assignment assigns all right, title, interest and responsibility under the Original Deed of Lease (the "Lease") dated December 21, 2005, by and between Landlord and Assignor, regarding the leased premises located at 21691, 21701, 21711, 21715, 21721 and 21731 Filigree Court in
Ashburn, Virginia. The Assignment is effective as of December 27, 2006. Equinix concurrently entered into an associated Guaranty of Lease in favor of Landlord pursuant to which Equinix guarantees the performance of Op Co's obligations under the Lease.

         Following the Assignment, on December 27, 2006, Equinix RP and Op Co entered into an amendment of the Lease (the "Lease Amendment"). The Lease Amendment modifies the basic rent due thereunder and expands the circumstances under which Op Co can assign its interest in the Lease.


Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

         Please refer to the disclosure in Item 1.01 above regarding the Amendment, the Assignment and the Lease Amendment.


Item 9.01. Financial Statements and Exhibits

     (d) Exhibits.

         99.1     Press Release of Equinix, Inc. dated January 3, 2007.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                EQUINIX, INC.


DATE:  January 3, 2007                          By:    /s/ Keith D. Taylor
                                                       -------------------------
                                                       Keith D. Taylor
                                                       Chief Financial Officer

                                  EXHIBIT INDEX


       Exhibit
       Number              Description
       -------             -----------

       99.1                Press Release of Equinix, Inc. dated January 3, 2007.